. . . Exhibit 99.2 OceanFirst Financial Corp. Supplement to Q1 2020 Earnings Press Release April 23, 2020 . . .

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to the following: changes in interest rates, general economic conditions, public health crises (such as the governmental, social and economic effects of the novel coronavirus), levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines, the Bank’s ability to successfully integrate acquired operations and the other risks described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation is not an offer to sell securities, nor is it a solicitation of an offer to buy securities in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of the presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the . . . Company after the date hereof. APRIL | 2020 2 Data Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE PPP Application Status . . . Loans approved to date have an estimated fee income of approximately $12 million that will be realized in future quarters. APRIL | 2020 3 Data as of April 22, 2020 Data Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE ACL Components In addition to the Allowance for Credit Losses, there is $38 million in net unamortized purchase accounting credit marks. . . . APRIL | 2020 4 Data Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE Commercial Loan Forbearance Commercial Portfolio Forbearance Requests Total Outstanding Balance: $5bn Total Forbearance Requests: $775M Forbearance requests *WA LTV: 55% are well-secured and *WA DSCR: 1.9 represent just 16% of No delinquency last 24 months: 93% commercial portfolio Data as of April 17, 2020 APRIL | 2020 *WA LTV and WA DSCR as of most recent financial review 5 Forbearance requests require credit approvalData Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE Commercial Loan Forbearance (Credit Attributes) Forbearance requests are moderating . . . APRIL | 2020 6 Data as of April 17, 2020 Data Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE Residential and Consumer Loan Forbearance Residential and Consumer Portfolio Forbearance Requests Total Outstanding Balance: $3bn Total Forbearance Requests: $311M WA LTV: 70% WA FICO Score: 742 WA LTV: 70% As of forbearance request date APRIL | 2020 7 Data as of April 17, 2020 Data Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE Residential and Consumer Loan Forbearance (Credit Attributes) Forbearance requests are moderating FICO Score Payment History Vintage . . . APRIL | 2020 8 Data as of April 17, 2020 Data Classification: General Business

SUPPLEMENT TO Q1 2020 EARNINGS .PRESS . . RELEASE Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 . . . APRIL | 2020 9